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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                              JANUARY 24, 1996
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                PNC BANK CORP.

            (Exact name of registrant as specified in its charter)


                        COMMISSION FILE NUMBER 1-9718


         PENNSYLVANIA                                25-1435979
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)


                                 ONE PNC PLAZA
                                   24th Floor
                                249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-2707
                   (Address of principal executive offices)
                                  (Zip Code)



                                (412) 762-1553
             (Registrant's telephone number, including area code)

        (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


        1995 FINANCIAL RESULTS

        On January 24, 1996, PNC Bank Corp. ("Corporation") reported results of operations for the three months and year ended December 31, 1995. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PNC BANK CORP.
                                            (Registrant)

Date: January 25, 1996                   By /s/ ROBERT L. HAUNSCHILD
                                            --------------------------
                                            Robert L. Haunschild
                                            Senior Vice President and
                                            Chief Financial Officer


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                                EXHIBIT INDEX

99 Earnings press release issued by the Corporation on January 24, 1996, with respect to the results of operations for the three months and year ended December 31, 1995, is filed herewith.


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